Summary Prospectus Supplement

November 23, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated November 23, 2015, to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2015

Emerging Markets Leaders Portfolio

The section of the Summary Prospectus entitled "Fund Management—Portfolio Manager" is hereby deleted and replaced with the following, effective November 30, 2015:

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Equity team. Information about the members primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser(s)	Date Began Managing Portfolio
Ashutosh Sinha	Managing Director of MSIM Company	Since inception
Vishal Gupta	Vice President of MSIM Company	November 2015

Please retain this supplement for future reference.

  SU-MSIF-29-SPT-115